SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 11, 2004

                                  FemOne, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                              000-49661 88-0490890
                           ------------ --------------
           (Commission File Number) (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                            Telephone: (760) 448-2498

              (Address and telephone number of principal executive
                         offices and place of business)



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ITEM 6.  Change in Fiscal Year
On February 11, 2004, the Board of Directors approved the change in the Company's fiscal year end from June 30 to December 31. The Company will file the report covering the period ended December 31, 2003 in a Form 10K-SB. The Company anticipates this report to be filed within the required ninety day period ending March 31, 2004


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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: February 13, 2004
FemOne, Inc.


By:
/s/ Raymond Grimm, Jr.
Raymond Grimm, Jr.
Chief Executive Officer